UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008 (December 8, 2008)

INDEX OIL AND GAS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51430	20-0815369
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Address of principal executive offices, including zip code)

(713) 683-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 8, 2008, Index Oil and Gas Inc. (the “Company”) entered into that certain Amended and Restated Agreement for Exploration, Production and Strategic Services  (the “Amended Consulting Agreement”) with ConRon Consulting Inc. (“ConRon”).  Pursuant to the Amended Consulting Agreement, Ronald A. Bain Ph.D., the Chief Operating Officer of the Company, provides exploration, production and strategic business services to the Company.  Dr. Bain is the sole owner of ConRon.  The Amended Consulting Agreement supersedes and replaces that certain Agreement for Exploration, Production and Strategic Services dated February 1, 2008, as amended by Addendum #1 dated June 1, 2008 and Addendum #2 dated July 1, 2008 (the “Original Consulting Agreement”) previously entered into with ConRon.  The Amended Consulting Agreement was amended and restated to, among other things, comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the final treasury regulations issued thereunder.  The Amended Consulting Agreement is to be effective as of October 1, 2008 (the “Effective Date”).

Under the Amended Consulting Agreement, ConRon receives $2,000 for each of the first ten working days during a calendar month and $1,500 for each additional working day during such calendar month.  A “working day” means any day on which ConRon performs services for at least 8 hours.  ConRon will be paid for its services on a monthly basis.  ConRon  is also eligible to receive a quarterly bonus to be paid in shares of common stock of the Company for each working day during any calendar quarter that ConRon provides services to the Company.  If ConRon is entitled to receive a bonus, it will be paid within 15 days of the end of each calendar quarter in which such working days occurred.  ConRon is also entitled to receive success fees upon the occurrence of certain events described in the Amended Consulting Agreement.  The Company and ConRon also executed a confidentiality agreement on December 8, 2008 as required by the Amended Consulting Agreement.  The term of the Amended Consulting Agreement is for a period of eight months from the Effective Date.

All other terms of the Amended Consulting Agreement are materially consistent with the previously disclosed terms of the Original Consulting Agreement entered into with ConRon.

Consistent with the Original Consulting Agreement, on December 8, 2008, Dr. Bain received 98,152 shares of the Company’s common stock for services rendered by ConRon to the Company prior to the Effective Date.

The foregoing description of the Amended Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Consulting Agreement, which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.16	Amended and Restated Agreement for Exploration, Production and Strategic Services between Index Oil and Gas Inc. and ConRon Consulting Inc. dated December 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEX OIL AND GAS INC.

Date: December 12, 2008	By:	/s/ Lyndon West
Lyndon West
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.16	Amended and Restated Agreement for Exploration, Production and Strategic Services between Index Oil and Gas Inc. and ConRon Consulting Inc. dated December 8, 2008

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